1. Contract ID Code   Page 1 of 3 Pages
AMENDMENT OF SOLICITATION/MODIFICATION
 OF CONTRACT                                       L
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2. Amendment/Modification No.            3. Effective Date
          P00021                             See Blk 16C
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4. Requisition/Purchase Reg. No.         5. Proj. No. (If applicable)
       N00024-99-FR-91157                   7-317-91157
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6. Issued By                 Code N00024 7. Administered By          Code N63124
NAVAL SEA SYSTEMS COMMAND
BUYER/SYMBOL: Claire Grady, SEA 02223       SUPSHIP New Orleans
2531 JEFFERSON DAVIS HWY                    Bldg. 16, Naval Support Activity
ARLINGTON VA 22242-5160                     NEW ORLEANS, LA  70142-5700
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8. Name and Address of Contractor             9a. Amendment of Solicitation No.
   (No., street, county, State and ZIP Code)

                                              9b. Dated (See Item 11)
Avondale Industries, Inc.
Shipyard Division
P.O. Box 50280
New Orleans, LA 70150-1967                   10a. Modification of Contract/
                                                  Order No.
DUNS No. 144620747                                N00024-97-C-2202

                                             10b. Dated (See Item 13)
Cage Code 96204      Facility Code                17 December 1996
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11. This Item Only Applies to Amendments of Solicitations
    The above numbered solicitation is amended as set forth in Item 14. The
hour and date specified for receipt of Offers   [ ]is    [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning 2 copies of the amendment, (b)
By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
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12. Accounting and Appropriation Data           (if required)
    N/A
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13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE
                  CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
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[X] A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES
       SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
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[ ] B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REPLACE THE
       ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
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[ ] C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
         MUTUTAL AGREEMENT OF THE PARTIES
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[ ] D. OTHER (Specify type of modification and authority)
 X     SPECIAL CONTRACT REQUIREMENT B-5 OPTIONS.
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E. IMPORTANT:     Contractor (x) is not, ( ) is required to sign this document and return 2 copies to the issuing office.
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14. Description of Amendment/Modification    (Organize by UCF section headings,
    including solicitation/contract subject matter where feasible.)

    SEE ATTACHED PAGES





Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.
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15A. Name and Title of Signer (Type or print)


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15B. Contractor/Offeror                         15C. Date Signed


    ----------------------------------------
    (Signature of person authorized to sign)
-------------------------------------------------------------------------------
16A. Name and Title of Contracting Officer (Type or Print)
     CLAIRE M. GRADY
     Contracting Officer
-------------------------------------------------------------------------------
16B. United States of America                   16C. Date Signed

     By  /s/  CLAIRE M. GRADY                        18 DEC 1998
       -------------------------------------
        (Signature of Contracting Officer)
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NSN 7540-01-152-8070                                STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA
                                                    FAR (48 CFR) 53-243

                                                    N00024-97-C-2202
                                                    P00021
                                                    Page 2 of 3

The purpose of this modification to Contract N00024-97-C-2202 is to exercise SLIN 0002AB for the construction of LPD-18. Accordingly, said contract is hereby modified as follows:

1. In accordance with Special Contract Requirement B-5 OPTIONS of SECTION B SUPPLIES OR SERVICES AND PRICES/COSTS, SLIN 0002AB is exercised and fully funded.

2. Under SECTION B SUPPLIES OR SERVICES AND PRICES/COST General Requirement B-3. DETERMINATION OF FEE (NAVSEA) (OCT 1990), the following revisions are made
    (a)

         "(a) Minimum Fee

         The base (fixed) fee of this contract is $14,471,227 for CLIN 0001, the base (fixed) fee currently available for payment under CLIN 0002 is $8,846,285."

    (b) Subparagraph (1) of Paragraph (g) Evaluation Periods is replaced and supersed with the following:

         "(1) Performance evaluations for CLIN 0001 will be conducted in accordance with the schedule below:

         EVALUATION PERIODS            BEGINNING                END
         ------------------         --------------         -------------
               One                  Contract Award          30 SEP 1997
               Two                    01 OCT 1997           31 MAR 1998
               Three                  01 APR 1998           30 SEP 1998
               Four                   01 OCT 1998           31 MAR 1999
               Five                   01 APR 1999           30 SEP 1999
               Six                    01 OCT 1999           31 MAR 2000
               Seven                  01 APR 2000           30 SEP 2000
               Eight                  01 OCT 2000           31 MAR 2001
               Nine                   01 APR 2001           30 SEP 2001
               Ten                    01 OCT 2001           31 MAR 2002
               Eleven                 01 APR 2002             Delivery

          Performance evaluations for CLIN 0002 will be conducted in accordance with the schedule below:


         EVALUATION PERIODS            BEGINNING                END
         ------------------         --------------         -------------
               One                  Option Exercise         30 SEP 1998
               Two                    01 OCT 1998           31 MAR 1999
               Three                  01 APR 1999           30 SEP 1999
               Four                   01 OCT 1999           31 MAR 2000
               Five                   01 APR 2000           30 SEP 2000
               Six                    01 OCT 2000           31 MAR 2001
               Seven                  01 APR 2001           30 SEP 2001
               Eight                  01 OCT 2001           31 MAR 2002
               Nine                   01 APR 2002           30 SEP 2002
               Ten                    01 OCT 2002           31 MAR 2003
               Eleven                 01 APR 2003           30 SEP 2003
               Twelve                 01 OCT 2003             Delivery"

                                                            N00024-97-C-2202
                                                                      P00021
                                                                 Page 3 of 3

     (c) Subparagraph (1) of Paragraph (h) Award Fee Pool is replaced and superceded with the following:

         "(h)  Award Fee Pool
               (1) Award Fee for CLIN 0001 shall be available for the consideration of payment on the following basis:

----------------------------------------------------------------------------
Evaluation      Award Fee Pool        Award Fee Pool        Award Fee
Period                $                     %                Earned
----------------------------------------------------------------------------
One              $1,500,000                3.4%            $1,370,400
Two              $4,375,000               10.1%            $3,722,264
Three            $6,200,000               14.3%
Four             $5,900,000               13.6%
Five             $5,600,000               12.9%
Six              $2,700,000                6.2%
Seven            $1,325,000                3.1%
Eight            $1,400,000                3.2%
Nine             $3,800,000                8.8%
Ten              $5,013,680               11.5%
Eleven           $5,600,000               12.9%
-----------------------------------------------------------------------------
Total           $43,413,680                100%            $5,092,664
=============================================================================

               Award Fee for CLIN 0002 shall be available for the consideration of payment on the following basis:

----------------------------------------------------------------------------
Evaluation      Award Fee Pool        Award Fee Pool        Award Fee
Period                $                     %                Earned
----------------------------------------------------------------------------
One                $140,000                0.4%
Two                $800,000                3.0%
Three              $810,000                3.1%
Four               $840,000                3.2%
Five               $860,000                3.2%
Six                $880,000                3.3%
Seven              $900,000                3.4%
Eight            $1,800,000                6.8%
Nine             $3,200,000               12.1%
Ten              $4,000,000               15.1%
Eleven           $5,200,000               19.6%
Twelve           $7,108,857               26.8%
-----------------------------------------------------------------------------
Total           $26,538,857                100%                $0
=============================================================================

3. Under SECTION F - DELIVERIES OR PERFORMANCE, Item 0002AA/002AB is replaced and superceded by the following:

ITEM           SHIP            DELIVERY DATE
"0002         LPD 18         18 Debruary 2004"

4.  This modification results in the obligation of $291,512,107 for SLIN
0002AB.

Except as provided herein, all other terms and conditions, as heretofore mentioned, remains unchanged and in full force and effect.


                     FINANCIAL ACCOUNTING DATA SHEET-NAVY

-----------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT NUMBER (CRITICAL)           2.SPIN (CRITICAL)            3. MOD (CRITICAL)       4. PR NUMBER

    N00024-97-C-2202                                                     P00021                 N0002499FR91157
-----------------------------------------------------------------------------------------------------------------------------------
5.          6. LINE OF ACCOUNTING
            -----------------------------------------------------------------------------------------------------------------------
            A.             B.               C.         D.     E.        F.      G.    H.          I.      J.      K.
 CLIN/SLIN      ACRN        APPROPRIATION   SUBHEAD      OBJ    PARM     RFM      SA      AAA       TT      PAA        COST CODE
             (CRITICAL)      (CRITICAL)    (CRITICAL)    CLA                           (CRITICAL)                  ----------------
                                                                                                                   PROJ        PDLI
                                                                                                                   UNIT  MCC   & SUF
-----------------------------------------------------------------------------------------------------------------------------------

0002            AS            1791711        2317      252      WA     WTB       0      068342     2D     000000   23168 200  0010



                                                                   PAGE 2 OF 2

                                                     NAVY INTERNAL
                         AMOUNT                        USE ONLY
                       (CRITICAL)                     REF DOC/ACRN
------------------------------------------------------------------------------

                    $291,512,107.00                  N0002499AF22317
                    ---------------
PAGE TOTAL          $291,512,107.00
                    ---------------
OBLIGATE ESTIMATED COST AND BASE FEE
GRAND TOTAL
------------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY:                                          COMPTROLLER APPROVAL:

 /S/ JAN PAUL HOPE                                             /S/ V. H. ACKLEY
DATE:  12/8/98                                                 DATE:  12/15/98
     JAN P. HOPE         PMS317F                                   V. H. ACKLEY
                                                                DEPUTY COMMANDER
                                                                COMPTROLLER